                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VOQ SAR 4/97

                             LETTER TO SHAREHOLDERS
March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management and investment banking. The                  [PHOTO]
transaction was completed in October,
and we look forward to exploring the
opportunities it creates for investors.   DENNIS J. MCDONNELL AND DON G. POWELL
As part of the acquisition, Van Kampen
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they had experienced earlier in the year. Election-year politics further strengthened the municipal market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

                                                           Continued on page two

FUND STRATEGY
We employed the following strategies in managing the Trust:

- We invested 41.8 percent of the Trust's long-term investments in AAA-rated securities, and 29.5 percent in BBB-rated or non-rated (with an equivalent rating of investment grade at the time of purchase) securities as of February 28, 1997. Typically, we attempt to enhance the Trust's yield and balance the rating distribution by exchanging a portion of the higher-rated holdings for lower-rated, higher-yielding assets. While the AAA-rated securities have provided safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change. The value of Trust shares will fluctuate. The majority of the Trust's AAA-rated holdings, however, are owned at yields much higher than what is currently available in the tax-exempt market. As we identify lower-rated bonds, they will be purchased to replace the higher-quality, AAA-rated bonds that are subject to early redemption in the near future.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of February 28, 1997

AAA.......................  41.8%
AA........................   7.3%
A.........................  21.4%
BBB.......................  14.1%
Non-Rated.................  15.4%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team provides significant added value to the portfolio.
- We invested in bonds in the 10- to 20-year range of the yield curve, seeking to capture the maximum yield with less volatility. Yields on securities in this maturity range were almost 90 percent of yields on securities maturing in 30 years, with substantially reduced volatility--about two-thirds of the longer maturity securities.
- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 5.26 years, comparatively shorter than the Lehman Brothers Municipal Bond Index benchmark of 7.59 years. While the shorter duration boosted to the Trust's performance in the first half of 1996, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

[BAR GRAPH]

Six-month Distribution History
For the Period Ended February 28, 1997

Sep 1996 ...................  $.0840
Oct 1996 ...................  $.0840
Nov 1996 ...................  $.0840
Dec 1996 ...................  $.1235
Jan 1997 ...................  $.0840
Feb 1997 ...................  $.0840

The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY
    We are pleased to report that the Van Kampen American Capital Ohio Quality Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended February 28, 1997, the Trust generated a total return at market price of 6.38 percent(1), including reinvestment of income dividends totaling $.504 per share and capital gain dividends totaling $.0395 per share. The Trust offered a tax-exempt distribution rate of 5.93 percent(3), based on the closing common stock price of $17.00 per share on February 28, 1997. Because income from the Trust is exempt from federal and state income tax, this distribution rate represents a yield equivalent to taxable investment earning 9.97 percent(4) (for Ohio investors in the 40.5 percent combined federal and state income tax bracket).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*


                                                                   AS OF
                                                             FEBRUARY 28, 1997
Health Care...................................................    27.4%
General Purpose...............................................    13.9%
Industrial Revenue............................................    12.1%
Single-Family Housing.........................................     9.5%
Retail Electric/Gas/Telephone.................................     9.4%

*As a Percentage of Long-Term Investments

                                                          Continued on page four

MUNICIPAL MARKET OUTLOOK
    Although Ohio's employment growth slowed below national averages in mid-1996, the state continues to experience robust growth in retail trade and services. In addition, unemployment remains low, and budget reserves have been replenished to very healthy levels. The most significant pending issue is funding for the Ohio's 612 public school districts. The constitutionality of the funding mechanism is currently before the Ohio Supreme Court.
    Nationwide, we continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a defensive posture with the Fund by maintaining a relatively short duration in the event of an increase in interest rates.
    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to seek to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL - VOQ)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)................................    6.38%
Six-month total return based on NAV(2).........................................    6.36%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock price(3)......................    5.93%
Taxable-equivalent distribution rate as a % of closing common stock price(4)...    9.97%

 SHARE VALUATIONS
Net asset value................................................................  $ 17.05
Closing common stock price.....................................................  $ 17.00
Six-month high common stock price (02/18/97)...................................  $17.375
Six-month low common stock price (09/24/96)....................................  $16.375
Preferred share rate(5)........................................................   3.385%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.5% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                    Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         OHIO   83.7%
$2,750   Akron, OH Wtrwrks Rev Mtg (Prerefunded @
         03/01/01) (AMBAC Insd)........................   6.550%   03/01/12      $  3,023,350
 2,100   Alliance, OH Swr Sys Rev Rfdg (AMBAC Insd)....   6.000    10/15/10         2,225,055
   500   Athens Cnty, OH Cmnty Mental Hlth Rev West
         Cent Proj Ser 1...............................   6.900    06/01/10           528,170
   750   Brecksville Broadview Heights, OH City Sch
         Dist (FGIC Insd)..............................   5.250    12/01/21           718,388
 2,500   Carroll Cnty, OH Hosp Impt Rev Timken Mercy
         Med Cent (Prerefunded @ 12/01/01).............   7.125    12/01/18         2,832,350
 3,250   Cincinnati & Hamilton Cnty, OH Port Auth Indl
         Dev Rev Convention Garage Rfdg................   7.450    06/01/10         3,766,295
 4,000   Cincinnati & Hamilton Cnty, OH Port Auth Indl
         Dev Rev Sixth Street Garage Rfdg..............   7.450    06/01/10         4,635,440
 2,500   Cleveland, OH Arpt Sys Rev Ser A (MBIA
         Insd).........................................   7.375    01/01/10         2,721,300
   500   Cleveland, OH Pub Pwr Sys Rev Impt 1st Mtg Ser
         A (MBIA Insd).................................   7.000    11/15/17           556,665
 1,000   Cleveland, OH Pub Pwr Sys Rev Impt 1st Mtg Ser
         B Rfdg (MBIA Insd)............................   7.000    11/15/17         1,113,330
 1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty..............................   7.250    11/15/18         1,008,000
   500   Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
         Fairview Genl Hosp & Lutheran Med Cent........   6.300    08/15/15           511,435
 1,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys...   7.000    08/15/09         1,082,810
 3,000   Cuyahoga Cnty, OH Hosp Rev Meridia Hlth Sys...   7.000    08/15/23         3,235,980
 3,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg................................   6.750    01/01/08         3,181,650
 4,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg................................   6.750    01/01/15         4,226,680
   500   Fairfield, OH City Sch Dist (FGIC Insd).......   7.100    12/01/08           583,220
 2,500   Franklin Cnty, OH Convention Fac Auth Tax &
         Lease Rev Antic Bonds Rfdg (MBIA Insd)........   5.800    12/01/13         2,563,575
 7,500   Gateway Econ Dev Corp Gtr Cleveland, OH Excise
         Tax Rev Sr Lien Ser A (FSA Insd)..............   6.875    09/01/05         8,253,300
 1,000   Gateway Econ Dev Corp Gtr Cleveland, OH
         Stadium Rev...................................   6.500    09/15/14         1,010,130
 3,000   Hamilton Cnty, OH Hlth Sys Rev Providence Hosp
         Franciscan Rfdg...............................   6.875    07/01/15         3,118,560
 1,000   Lorain Cnty, OH Hosp Rev Mtg Elyria United
         Methodist Rfdg................................   6.875    06/01/22         1,015,670
 2,000   Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
         Inc...........................................   6.500    11/15/12         2,109,360
 1,500   Lucas Cnty, OH Hlth Fac Rev Ohio Prsbyterian
         Ser A Rfdg....................................   6.750    07/01/20         1,511,940

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                    Coupon    Maturity      Market Value
------------------------------------------------------------------------------------------------------------

         OHIO (CONTINUED)
$1,400   Mahoning Cnty, OH Hosp Fac Rev YHA Inc Proj
         Ser A Rfdg (MBIA Insd)........................   7.000%   10/15/08      $  1,532,090
1,500    Middleburg Heights, OH Southwest Genl Hlth
         Cent
         (FSA Insd)....................................   5.625    08/15/15         1,515,495
3,465    Ohio Hsg Fin Agy Mtg Rev Residential Ser A2
         (GNMA Collateralized).........................   6.625    03/01/26         3,584,023
5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
         (Prerefunded @ 07/15/14)......................       *    01/15/15         2,112,961
5,550    Ohio Hsg Fin Agy Single Family Mtg Rev
         (Escrowed to Maturity)........................       *    01/15/15         1,986,289
1,380    Ohio Hsg Fin Agy Single Family Mtg Rev Ser A
         (GNMA Collateralized).........................   7.650    03/01/29         1,456,507
  805    Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
         (GNMA Collateralized).........................   8.100    12/15/08           852,157
2,350    Ohio St Air Quality Dev Auth Rev Ashland Oil
         Inc Proj Rfdg.................................   6.850    04/01/10         2,450,133
2,000    Ohio St Bldg Auth St Fac James Rhodes Ser A
         Rfdg..........................................   6.250    06/01/11         2,100,420
1,230    Ohio St Dept of Tran Ctfs Partn Panhandle Rail
         Line Proj (FSA Insd)..........................   6.500    04/15/12         1,344,181
  645    Ohio St Econ Dev Rev OH Enterprise Brd Fd Ser
         9.............................................   7.625    12/01/11           698,793
3,000    Ohio St Univ Rev Genl Rcpts (Prerefunded @
         12/01/98).....................................   7.150    12/01/09         3,220,530
1,500    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Wtr
         Ctl Ln Fd St Match (MBIA Insd)................   6.000    12/01/11         1,562,745
1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg...........   6.750    06/01/17         1,010,540
1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
         Cargill Inc Proj Rfdg.........................   7.250    03/01/22         1,835,114
3,000    University of Cincinnati, OH Genl Rcpts Ser II
         (Prerefunded @ 06/01/99)......................   7.100    06/01/10         3,254,550
3,000    Westerville, OH Minerva Park & Blendon Jt Twp
         Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
         (AMBAC Insd)..................................   6.800    09/15/06         3,389,850
                                                                                 ------------
                                                                                   89,439,031
                                                                                 ------------
         GUAM  1.0%
1,000    Guam Arpt Auth Rev Ser B......................   6.700    10/01/23         1,035,200
                                                                                 ------------
         PUERTO RICO  11.6%
5,000    Puerto Rico Comwlth Pub Impt Rfdg.............   3.000    07/01/06         4,175,800
1,815    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
         (Prerefunded @ 07/01/01)......................   7.000    07/01/11         2,042,256
4,500    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
         (Prerefunded @ 07/01/01)......................   7.000    07/01/21         5,063,445
1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T.......   6.375    07/01/24         1,057,550
                                                                                 ------------
                                                                                   12,339,051
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                     Description                    Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
         U. S. VIRGIN ISLANDS  2.0%
$2,000   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
         Nts Ser A Rfdg................................   7.250%   10/01/18      $  2,166,220
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $96,296,834) (a)...................................................       104,979,502

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%................................         1,816,933
                                                                                 ------------
NET ASSETS  100.0%.........................................................      $106,796,435
                                                                                 ============

 * Zero coupon bond

(a) At February 28, 1997, cost for federal income tax purposes is $96,296,834; the aggregate gross unrealized appreciation is $8,684,539 and the aggregate gross unrealized depreciation is $1,871, resulting in net unrealized appreciation of $8,682,668.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $96,296,834)
  (Note 1)..................................................    $104,979,502
Cash........................................................         139,730
Receivables:
  Interest..................................................       1,821,513
  Investments Sold..........................................         455,000
Other.......................................................           1,867
                                                                ------------
      Total Assets..........................................     107,397,612
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares........         402,360
  Investment Advisory Fee (Note 2)..........................          57,411
  Administrative Fee (Note 2)...............................          16,403
  Affiliates (Note 2).......................................           4,070
Accrued Expenses............................................          63,401
Deferred Compensation and Retirement Plans (Note 2).........          57,532
                                                                ------------
      Total Liabilities.....................................         601,177
                                                                ------------
NET ASSETS..................................................    $106,796,435
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 700 issued with liquidation preference of $50,000
  per share) (Note 5).......................................    $ 35,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,210,353 shares issued and
  outstanding) (Note 3).....................................          42,103
Paid in Surplus.............................................      62,135,290
Net Unrealized Appreciation on Investments..................       8,682,668
Accumulated Undistributed Net Investment Income.............         828,366
Accumulated Net Realized Gain on Investments................         108,008
                                                                ------------
      Net Assets Applicable to Common Shares................    $ 71,796,435
                                                                ------------
NET ASSETS..................................................    $106,796,435
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($71,796,435 divided by
  4,210,353 shares outstanding).............................    $      17.05
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 3,318,591
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        368,722
Administrative Fee (Note 2).................................        105,334
Preferred Share Maintenance (Note 5)........................         50,635
Custody.....................................................         17,540
Trustees Fees and Expenses (Note 2).........................         13,207
Legal (Note 2)..............................................          8,326
Amortization of Organizational Expenses (Note 1)............            427
Other.......................................................         64,065
                                                                -----------
    Total Expenses..........................................        628,256
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,690,335
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................    $   107,986
                                                                -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................      6,507,369
  End of the Period.........................................      8,682,668
                                                                -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................      2,175,299
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    $ 2,283,285
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 4,973,620
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1997 and
                   the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended       Year Ended
                                                        February 28, 1997    August 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................      $  2,690,335       $  5,321,227
Net Realized Gain on Investments.......................           107,986            245,266
Net Unrealized Appreciation/Depreciation on Investments
  During the Period....................................         2,175,299           (250,268)
                                                             ------------       ------------
Change in Net Assets from Operations...................         4,973,620          5,316,225
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................        (2,120,812)        (4,230,058)
  Preferred Shares.....................................          (538,824)        (1,269,921)
                                                             ------------       ------------
                                                               (2,659,636)        (5,499,979)
                                                             ------------       ------------

Distributions from Net Realized Gain on Investments
  (Note 1):
  Common Shares........................................          (166,199)               -0-
  Preferred Shares.....................................           (51,734)               -0-
                                                             ------------       ------------
                                                                 (217,933)               -0-
                                                             ------------       ------------
Total Distributions....................................        (2,877,569)        (5,499,979)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         2,096,051           (183,754)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................            43,541            245,726
                                                             ------------       ------------
TOTAL INCREASE IN NET ASSETS...........................         2,139,592             61,972
NET ASSETS:
Beginning of the Period................................       104,656,843        104,594,871
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $828,366 and 797,667,
  respectively)........................................      $106,796,435       $104,656,843
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                  September 27, 1991
                              Six Months                                               (Commencement
                                   Ended            Year Ended August 31               of Investment
                             February 28,   -----------------------------------       Operations) to
                                    1997     1996      1995      1994      1993      August 31, 1992
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)...............  $16.554   $16.598   $16.239   $17.445   $15.988            $14.748
                                -------   -------   -------   -------   -------            -------
 Net Investment Income........     .639     1.267     1.275     1.290     1.291              1.006
 Net Realized and Unrealized
   Gain/Loss on Investments...     .543       -0-      .397    (1.195)    1.442              1.175
                                -------   -------   -------   -------   -------            -------
Total from Investment
 Operations...................    1.182     1.267     1.672      .095     2.733              2.181
                                -------   -------   -------   -------   -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............     .504     1.008      .984      .984      .983               .731
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...     .128      .303      .329      .208      .201               .210
 Distributions from Net
   Realized Gain on
   Investments (Note 1):
   Paid to Common
     Shareholders.............     .040       -0-       -0-      .091      .072                -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...     .012       -0-       -0-      .018      .020                -0-
                                -------   -------   -------   -------   -------            -------
Total Distributions...........     .684     1.311     1.313     1.301     1.276               .941
                                -------   -------   -------   -------   -------            -------
Net Asset Value, End of the
 Period.......................  $17.052   $16.554   $16.598   $16.239   $17.445            $15.988
                                =======   =======   =======   =======   =======            =======
Market Price Per Share at End
 of the Period................  $17.000   $16.500   $15.875   $15.750   $17.250            $16.250
Total Investment Return at
 Market Price (b).............    6.38%*   10.47%     7.34%    (2.54%)   13.17%             13.59%*
Total Return at Net Asset
 Value (c)....................    6.36%*    5.85%     8.74%    (0.79%)   16.26%             11.78%*
Net Assets at End of the
 Period (In millions).........  $ 106.8   $ 104.7   $ 104.6   $ 103.0   $ 108.1            $ 101.8
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares................    1.76%     1.80%     1.81%     1.82%     1.72%              1.79%
Ratio of Expenses to Average
 Net Assets...................    1.18%     1.20%     1.19%     1.22%     1.14%              1.22%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common
 Shares (d)...................    6.04%     5.75%     6.00%     6.39%     6.61%              5.83%
Portfolio Turnover............       5%*       6%       24%        0%       18%                43%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $22,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At February 28, 1997 and August 31, 1996, paid in surplus related to common shares aggregated $62,135,290 and $62,091,774, respectively.

    Transactions in common shares were as follows:

                                           SIX MONTHS ENDED          YEAR ENDED
                                           FEBRUARY 28, 1997    AUGUST 31, 1996
-------------------------------------------------------------------------------
Beginning Shares.......................            4,207,788          4,192,971
Shares Issued Through Dividend
  Reinvestment.........................                2,565             14,817
                                                   ---------          ---------
Ending Shares..........................            4,210,353          4,207,788
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,459,380 and $6,110,179, respectively.

5. PREFERRED SHARES

The Trust has outstanding 700 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on February 28, 1997 was 3.385%. During the six months ended February 28, 1997, the rates ranged from 3.250% to 3.465%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,115,837 shares voted for the proposal, 70,168 shares voted against, 99,859 shares abstained and 415,721 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 1,939,945 shares voted for the proposal, 104,043 shares voted against, 104,242 shares abstained and 1,553,335 shares represented broker non-votes.